Corsair Opportunity Fund
(THE “FUND”)

SUPPLEMENT DATED AUGUST 5, 2016 TO THE
FUND’S PROSPECTUS DATED JANUARY 27, 2016
(THE “PROSPECTUS”)

Capitalized terms used in this Supplement but not defined herein have the same meanings ascribed to them in the Prospectus.

Effective August 15, 2016, the SEC increased the net-worth threshold for “qualified clients” from $2,000,000 to $2,100,000. The increase in the net worth threshold is not retroactive. Current shareholders of the Fund wishing to increase their Fund holdings will generally not have to meet the $2,100,000 threshold.  For any questions regarding your eligibility, please contact your broker, dealer or other financial intermediary.

Accordingly, all references to “Qualified Investors” in the Prospectus shall mean:

Shares of the Fund may be purchased only by investors who are United States citizens and certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2,100,000, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Advisers Act.